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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 19, 2007
                                                        -----------------


                              Seamless Wi-Fi, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          Nevada                        0-20259                 33-0845463
          -------                       -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)

            800N. Rainbow Blvd, Suite 208
                  Las Vegas, Nevada                             89107
                  -----------------                             -----
      (Address of principal executive offices)               (Zip Code)



                                 (775)-588-2387
               --------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

4.01 (a) On November 19, 2007, Kempisty and Company Certified Public Accountants, P.C. ("Kempisty") notified the Registrant's Board of Directors that they resigned from its position as the Registrant's principal independent accountant.

         Kempisty has rendered audit reports on the Registrant's financial statements.

         During the Registrant's two most recent fiscal years and the subsequent interim period through September 30, 2007 there were no disagreements between the Registrant and Kempisty on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kempisty would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

4.01 (b) On November 19, 2007, the Registrant engaged Demetrius & Company, LLC of Wayne, New Jersey as the Registrant's principal independent auditor. At no time during the past two fiscal years or any subsequent period through November 19, 2007 did the Registrant consult with Davis Accounting Group, P.C. regarding any matter of the sort described above with reference to Kempisty, any issue relating to the Registrant's financial statements, or the type of audit opinion that might be rendered for the Registrant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 24, 2008                                 Seamless Wi-Fi, Inc.


                                                 By: /s/ Albert Reda
                                                     ----------------------
                                                     Albert Reda, President